UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

Fortem Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 N. Rainbow Blvd., Suite 250, Las Vegas, Nevada  89107
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On May 24, 2017, we filed a Current Report on Form 8-K to disclose the acquisition of 100% of the membership interest in City of Gold Energy, LLC (“City of Gold”) on May 17, 2017. City of Gold’s sole assets consist of 2,930,259 common shares and 2,930,259 share purchase warrants in the capital of Asia Pacific Mining Limited (“Asia Pacific”) and its rights under a binding financing and option agreement with Asia Pacific and an individual named Nyi Nyi Lwin.  City of Gold’s only liabilities consist of three demand notes in favor of our company for an aggregate of $1,500,000.
This Amendment No. 1 on Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
The audited financial statements of City of Gold at May 16, 2017 and for the period ended May 16, 2017 are filed hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.
The unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 and for the year ended February 28, 2017 giving effect to the acquisition of City of Gold, Rolling Rock Resources, LLC, Black Dragon Energy, LLC and Colony Energy, LLC are filed hereto as Exhibit 99.2.
The unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Rolling Rock Resources, LLC, Black Dragon Energy, LLC and Colony Energy, LLC are filed hereto as Exhibit 99.3.
The unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Black Dragon Energy, LLC and Colony Energy, LLC are filed hereto as Exhibit 99.4.
The unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Colony Energy, LLC are filed hereto as Exhibit 99.5.

(d)	Exhibits.
99.1	Audited financial statements of City of Gold at May 16, 2017 and for the period ended May 16, 2017
99.2
Unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 and for the year ended February 28, 2017 giving effect to the acquisition of City of Gold, Rolling Rock Resources, LLC, Black Dragon Energy, LLC and Colony Energy, LLC

99.3
Unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Rolling Rock Resources, LLC, Black Dragon Energy, LLC and Colony Energy, LLC (incorporated by reference from our current report on Form 8-K/A filed on June 30, 2017)

99.4
Unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Black Dragon Energy, LLC and Colony Energy, LLC (incorporated by reference from our current report on Form 8-K/A filed on June 28, 2017)

99.5
Unaudited pro forma financial statements of Fortem Resources Inc. at February 28, 2017 giving effect to the acquisition of Colony Energy, LLC (incorporated by reference from our current report on Form 8-K/A filed on June 23, 2017)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

/s/ Michael Caetano
Michael Caetano
Chief Operating Officer and Director

Date: August 2, 2017